UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2017 (December 1, 2017)

AMERICAN EDUCATION CENTER, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA	333-201029	38-3941544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Wall Street, 8th Fl. New York, NY, 10005
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code (212) 825-0437

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On December 1, 2017, American Education Center, Inc., a Nevada corporation (“AEC” or the “Company”), has entered into a Strategic Partnership Agreement with Oxbridge International Education Group (“Oxbridge”), a long-time customer and strategic partner of the Company, to strengthen existing business relationship, and to share resources in marketing and sales, and jointly established a number of programs including, but not limited to, the Short-term Exchange Program for Outstanding Students and the Young Chinese-American Start-up/Entrepreneur Center.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Exhibit Title
99.1	Press release dated December 5, 2017 (furnished pursuant to Item 8.01 of Form 8-K)
99.2	Unofficial English Translation of Strategic Partnership Agreement with Oxbridge International Education Group dated December 1, 2017 (furnished pursuant to Item 8.01 of Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EDUCATION CENTER, INC.

Dated: December 5, 2017
	By:	/s/ Max P. Chen
	Name:	Max P. Chen
	Title:	Chief Executive Officer and President, Chairman of the Board